UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 12, 2010

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 12, 2010, pursuant to the Agreement and Plan of Merger, dated as of November 2, 2009, by and among Berkshire Hathaway Inc. (“Berkshire”), Burlington Northern Santa Fe Corporation (“BNSF”) and R Acquisition Company, LLC, a wholly owned subsidiary of Berkshire (“Merger Sub”), BNSF merged with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of Berkshire. Upon consummation of the merger, Merger Sub changed its name to “Burlington Northern Santa Fe, LLC”.

Berkshire issued a press release announcing the closing of the merger, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

99.1     Press Release issued by Berkshire dated February 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 16, 2010	BERKSHIRE HATHAWAY INC.

	By:	/s/ MARC D. HAMBURG
Marc D. Hamburg Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release issued by Berkshire dated February 12, 2010